UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

Federal Tax I.D. # 11-3068704

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	X	
Copies of bank statements		X	
Cash disbursements journals		X	
Statement of Operations	MOR-2	X	
Balance Sheet	MOR-3	X	
Status of Post-petition Taxes	MOR-4	X	
Copies of IRS Form 6123 or payment receipt		None	
Copies of tax returns filed during reporting period		X	
Summary of Unpaid Post-petition Debts	MOR-4	X	
Listing of Aged Accounts Payable		X	
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	
Taxes Reconciliation and Aging	MOR-5	N/A	
Payments to Insiders and Professional	MOR-6	X	
Post Petition Status of Secured Notes, Leases Payable	MOR-6	N/A	
Debtor Questionnaire	MOR-7	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Authorized Individual* /s/ Alan W. Schoenbart — Date 4/15/2009

Printed Name of Authorized Individual Alan W. Schoenbart, CEO/ CFO — Date 4/15/2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor's books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	460			206	666
RECEIPTS					
CASH SALES					
ACCOUNTS RECEIVABLE - PREPETITION					
ACCOUNTS RECEIVABLE - POSTPETITION					
LOANS AND ADVANCES					-
SALE OF ASSETS					
OTHER *(ATTACH LIST)*	639			-	639
TRANSFERS *(FROM DIP ACCTS)*	150			(150)	-
TOTAL RECEIPTS	789	-	-	(150)	639
DISBURSEMENTS					
NET PAYROLL					
PAYROLL TAXES					
SALES, USE, & OTHER TAXES					
INVENTORY PURCHASES					
SECURED/ RENTAL/ LEASES					
INSURANCE					-
ADMINISTRATIVE	934				934
SELLING					-
OTHER *(ATTACH LIST)*					-
OWNER DRAW *					-
TRANSFERS *(TO DIP ACCTS)*					-
PROFESSIONAL FEES					-
U.S. TRUSTEE QUARTERLY FEES					-
COURT COSTS					
TOTAL DISBURSEMENTS	934				934
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(145)			(150)	(295)
CASH – END OF MONTH	315			56	371

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	934
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	934

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

(Bank account numbers may be redacted to last four numbers.)

	Operating #	Payroll #	Tax #	Other #
BALANCE PER BOOKS	315			56
BANK BALANCE	315			56
(+) DEPOSITS IN TRANSIT *(ATTACH LIST)*				
(-) OUTSTANDING CHECKS *(ATTACH LIST)*:	-			
OTHER *(ATTACH EXPLANATION)*				
ADJUSTED BANK BALANCE *	315			56

*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
CHECKS OUTSTANDING	**Ck. #**	**Amount**	**Ck. #**	**Amount**
		-		

OTHER

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)

Debtor Reporting Period: 3/31/2009

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	MONTH	CUMULATIVE -FILING TO DATE
Gross Revenues	-	-
Less: Returns and Allowances		
Net Revenue	-	-
COST OF GOODS SOLD		
Beginning Inventory	-	-
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs *(attach schedule)*		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit	-	-
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs	(109)	3,824
Officer/Insider Compensation*	28,000	115,786
Insurance	-	13,208
Management Fees/Bonuses		
Office Expense		166
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense	30,000	135,000
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll	476	2,137
Taxes - Real Estate		
Taxes - Other	1,250	(500)
Travel and Entertainment	257	1,623
Utilities	(1,347)	3,488
Other *(attach schedule)*	45,200	139,848
Total Operating Expenses Before Depreciation	103,727	414,580
Depreciation/Depletion/Amortization	42,691	84,192
Net Profit (Loss) Before Other Income & Expenses	(146,418)	(498,772)
OTHER INCOME AND EXPENSES		
Other Income *(attach schedule)*	(27,995)	(117,580)
Interest Expense		
Other Expense *(attach schedule)*		
Net Profit (Loss) Before Reorganization Items	(118,423)	(381,192)

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)

Debtor Reporting Period: 3/31/2009

REORGANIZATION ITEMS		
Professional Fees		1,175
U. S. Trustee Quarterly Fees		650
Interest Earned on Accumulated Cash from Chapter 11 *(see continuation sheet)*		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses *(attach schedule)*		
Total Reorganization Expenses	-	1,825
Income Taxes		
Net Profit (Loss)	(118,423)	(383,017)

*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF "OTHER" CATEGORY

OTHER COSTS

OTHER OPERATIONAL EXPENSES

Accounting	51	(4,521)
Bank charges	28	102
PMA response expenses	3,325	3,325
Computer consulting	-	900
Dues and Subcriptions	38	296
Filing fees	813	1,319
Legal	260	260
Offsite storage	342	1,706
Patents	514	7,464
Payroll Service Fees	12	1,407
Postage and delivery	74	180
Refrigerated Liquid Nitrogen	1,417	10,102
Share based compensation	18,000	41,000
Temporary help	20,000	75,000
Transfer agent	326	1,308
	45,200	139,848

OTHER INCOME

Dividends		(336)
Insurance Recovery	(27,995)	(32,847)
Hapto		(63,255)
Sale of equipment/ prototypes	-	(20,354)
Uncleared old outstanding checks	-	(788)
	(27,995)	(117,580)

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE AT END OF PRIOR REPORTING MONTH*	*BOOK VALUE ON PETITION DATE OR SCHEDULED*
CURRENT ASSETS			
Unrestricted Cash and Equivalents	371	666	25,384
Restricted Cash and Cash Equivalents *(see continuation sheet)*			
Accounts Receivable (Net)			
Notes Receivable			
Inventories			
Prepaid Expenses	322		
Professional Retainers			
Other Current Assets *(attach schedule)*	489,116	489,116	425,861
TOTAL CURRENT ASSETS	489,809	489,782	451,245
PROPERTY & EQUIPMENT			
Real Property and Improvements	-	-	-
Machinery and Equipment	2,363,147	2,363,147	2,363,147
Furniture, Fixtures and Office Equipment	866,212	866,212	866,212
Leasehold Improvements	1,158,088	1,158,088	1,158,088
Vehicles	-	-	-
Less: Accumulated Depreciation	4,291,653	4,275,188	4,259,915
TOTAL PROPERTY & EQUIPMENT	95,794	112,259	127,532
OTHER ASSETS			
Amounts due from Insiders*			
Other Assets *(attach schedule)*	283,799	368,021	394,249
TOTAL OTHER ASSETS	283,799	368,021	394,249
TOTAL ASSETS	869,402	970,062	973,026

LIABILITIES AND OWNER EQUITY	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE AT END OF CURRENT REPORTING MONTH*	*BOOK VALUE ON PETITION DATE*
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)			
Accounts Payable	34,183	28,177	-
Taxes Payable *(refer to FORM MOR-4)*			
Wages Payable			
Notes Payable	2,297	2,297	
Rent / Leases - Building/Equipment			
Secured Debt / Adequate Protection Payments			
Professional Fees			
Amounts Due to Insiders*			
Other Post-petition Liabilities *(attach schedule)*	299,652	219,828	-
TOTAL POST-PETITION LIABILITIES	336,132	250,302	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)			
Secured Debt	5,000,000	5,000,000	5,000,000
Priority Debt	-	-	-
Unsecured Debt	3,242,621	3,328,688	3,335,360
TOTAL PRE-PETITION LIABILITIES	8,242,621	8,328,688	8,335,360
TOTAL LIABILITIES	8,578,753	8,578,990	8,335,360
OWNERS' EQUITY			
Capital Stock	29,085,967	29,085,967	29,085,967
Additional Paid-In Capital	136,646,917	136,628,917	136,610,917
Partners' Capital Account	-	-	-
Owner's Equity Account	-	-	-
Retained Earnings - Pre-Petition	(168,059,218)	(168,059,218)	(168,059,218)
Retained Earnings - Post-petition	(383,017)	(264,594)	-
Adjustments to Owner Equity *(attach schedule)*	(5,000,000)	(5,000,000)	(5,000,000)
Post-petition Contributions *(attach schedule)*	-	-	-
NET OWNERS' EQUITY	(7,709,351)	(7,608,928)	(7,362,334)
TOTAL LIABILITIES AND OWNERS' EQUITY	869,402	970,062	973,026

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
Due from Hapto Israel	489,116	489,116	425,861
Other Assets			
Patents	283,799	310,026	336,254
Security deposit - landlord		57,995	57,995
	283,799	368,021	394,249

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities			
Rent accrual	135,000	105,000	-
Legal accrual	497		
Work comp insurance	-	-	-
Utilities	572	572	-
Accrued compensation	162,100	114,100	-
Delaware franchise	1,250	-	-
Sales tax payable	233	156	-
	299,652	219,828	-
Adjustments to Owner's Equity			
Treasury stock	(5,000,000)	(5,000,000)	(5,000,000)
Post-Petition Contributions			

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	-	-				
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes	-	-	-		-	-
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local	-	-	-			-
Total Taxes	-					-

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

	Current	0-30	31-60	61-90	Over 91	Total
		Number of Days Past Due				
Accounts Payable	6,006	10,936	5,965	10,324	952	34,183
Wages Payable	48,000	48,000	63,000	3,100		162,100
Taxes Payable						
Rent/Leases-Building	30,000	30,000	35,000	30,000	10,000	135,000
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders						
Other Accruals	574	728				1,302
Other:	1,250	2,297				3,547
Total Post-petition Debts	85,830	91,961	103,965	43,424	10,952	336,132

Explain how and when the Debtor intends to pay any past due post-petition debts.

Lease amount of $10,000 relates to premises for which we stipulated to eviction

Other are expected to be paid when funding comes in.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	
Plus: Amounts billed during the period	
Less: Amounts collected during the period	
Total Accounts Receivable at the end of the reporting period	

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old					
31 - 60 days old					
61 - 90 days old					
91+ days old					
Total Accounts Receivable					
Less: Bad Debts (Amount considered uncollectible)					
Net Accounts Receivable					

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old					
31 - 60 days old					
61 - 90 days old					
91+ days old					
Total Taxes Payable					
Total Accounts Payable					-

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Alan W. Schoenbart	Salary	-	30,346
CFO & CEO			
	TOTAL PAYMENTS TO INSIDERS		

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
	TOTAL PAYMENTS TO PROFESSIONALS				

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
	TOTAL PAYMENTS		

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 3/31/2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X *	
5	Is the Debtor delinquent in paying any insurance premium payment?	X *	
6	Have any payments been made on pre-petition liabilities this reporting period?	X **	
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?	X ***	
15	Have any post petition loans been been received by the Debtor from any party?	X ****	
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

* General Liability expired and we are looking to secure new coverage
NY State Insurance Fund (workers comp) retroactively billed us for the prepetition period covering 10/11/07 to 10/11/08 in late January 2009 and expected payment of retro amount of over $7,000 immediately. We did not pay. We believe insurance was cancelled on 3/25/09.
** We believe Columbia offset their security deposit of $57,995 which we previously showed as an asset when we stipulated to our eviction. We believe First Insurance funding received a direct payment from our former director's and officers insurance carrier of $27,994 to offset their financing.
*** To the CEO/CFO.
****Yes, from the CEO and former CSO in the aggregate amount of $5,000.